Gold Investors
11 Hanover Square, New York, NY 10005
1-800-847-4200
1-212-363-1100
http://www.bull-and-bear.com


Investing in Mining Shares
and Gold, Platinum and
Silver Bullion for Long
Term Capital Appreciation
Semi-Annual Report
December 31, 1996


February 21, 1997

Dear Shareowner:

     We are very pleased to welcome our many new shareowners to Bull & Bear Gold Investors. Interestingly, many of our shareowners have invested in the Fund through discount brokerage firms, including Charles Schwab & Co., Fidelity Investments, Waterhouse Securities, Jack White & Co., and Bull & Bear Securities.Also noteworthy is the extent to which shareowners have taken advantage of the Bull & Bear No-Fee IRA(R) and qualified 403(b) and defined contribution (Keogh) plans. Presently, more than one-third of the Fund's net assets are held through these types of shareowner retirement plans.

                             Net Asset Value Gains

     1996 proved to be a difficult environment for precious metals, with gold and silver bullion registering declines of -4.89% and -8.14%, respectively, and the XAU, a representative index of North American gold producers, recording results of -.03% for the year. Despite these declines in precious metals and the XAU, Bull & Bear Gold Investors' total return for the year was a gain of +4.26%. As we move into 1997, we have seen some of the recovery we anticipated from earlier depressed levels in the prices of gold and mining shares, as evidenced by a gain in the Fund's net asset value per share year-to-date of +7.07%.

                               Review and Outlook

         The U.S. dollar was strong throughout most of 1996, which put downward pressure on the gold price. And although European and Japanese economies have been weak, equity markets in most of the world have been strong, diverting
investor  attention  away  from precious  metals.   Further  central  bank
dishoarding and producer forward selling also contributed to weakness in the gold price in the fourth quarter. Nevertheless, the demand for gold remains strong, at near record levels according to the World Gold Council.

     It is also clear that inflation concerns are now rising. As a result of strong economic growth in the United States, most recently reflected by above-trend jumps in reported wage rates. In addition, growth in the U.S. Money Supply continues to climb, which is often precursored by inflation which is a broad definition of the money suppy, grew by 8.5% over the past 12 months. This relatively high rate of monetary growth -- the highest in 10 years -- suggests very strongly that inflation is in the pipeline.

                   Affordable Plans for Growing Your Account

         In view of the bullish imbalance of gold demand exceeding mine output, plus the potential for a rise in the inflation rate, we see this as an attractive time to add to your investment. We particularly favor establishing a program of steady monthly investing, which also permits shareowners to take advantage of dollar cost averaging. To make investing in the Fund as easy, safe, convenient and affordable as possible, we offer the Bull & Bear Automatic Investment Program with three different Plans to facilitate an automatic monthly investment of $100 or more into your Fund account.

         - The Bull & Bear Bank Transfer Plan lets you purchase Fund shares on a certain day each month by transferring electronically the dollar amount you specify from your regular checking account, NOW account, or bank money market deposit account.

         - In the Bull & Bear Salary Investing Plan, part or all of your salary may be invested electronically in shares of the Fund on each pay date, depending upon your employer's direct deposit program.

         - The Bull & Bear Government Direct Deposit Plan allows you to deposit automatically part or all of certain U.S. Government payments into your Fund account. Eligible U.S. Government payments include Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

         For information on any of these free services, simply give us a call and we will help you get started.

         If you have any questions or would like information on any of the Bull & Bear Funds, the Bull & Bear No-Fee IRA(R) or opening a discount brokerage account at Bull & Bear Securities, where you can earn 200 American Airlines(R) AAdvantage(R) miles on every trade, we would be very pleased to hear from you. Just call 1-800-847-4200, and an Investor Service Center Representative will be glad to assist you, as always, without any obligation on your part.

Sincerely,




 Kjeld Thygesen                                               James Turk
 Portfolio Manager                                            Strategic Advisor

Mutual Funds

 Bull & Bear Dollar     A high quality moneymarket fund investing in U.S.
 Reserves               Government securities. Income is generally free from
                        state   income
                        and intangible
                        personalproperty
                        taxes.   Free,
                        unlimited
                        check  writing
                        with   only  a
                        $250   minimum
                        per check.

 Bull & Bear Gold       Seeks long term capital appreciation in investments
 Investors              with the potential to provide a hedge against inflation
                        and preserve the purchasing power of the dollar.

 Bull & Bear            Invests aggressively for maximum capital appreciation.
 Special Equities Fund

 Bull & Bear            Invests worldwide for the highest possible total return.
 U.S. and Overseas Fund

 Call our toll-free number for a prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest.

Closed-end  investment  companies
listed on the American Stock Exchange

Bull & Bear Global Income Fund Investing for a high level of income from a global portfolio of primarily investment grade fixed income securities.


Bull & Bear Municipal Investing for the highest possible income exempt from Income Fund Federal income tax that is consistent with preservation of principal.

Bull & Bear U.S. Government Securities Fund Investing for a high level of current income, liquidity and safety of principal.

Discount Brokerage
Services

Bull & Bear
ecurities, Inc.

Receive the investment information you need and the low commissions you expect. Plus you can earn American Airlines(R)AAdvantage(R) miles every time you trade. And you can save an additional 10% off our already low commission rates when you use Bull & Bear PC OnLine Investment CenterSM and/or Bull & Bear TeleQuote/ TeleTrade SM. (There is no check writing minimum for Bull & Bear Performance Plus(R) accounts.)

Call  Toll  Free1-800-VIP-4200   Total  Return
Performance. For the period ended December 31,
1996,  Bull  &  Bear  Dollar  Reserves'  7-day
compound yield was 4.75% on a current yield of
4.64%.  Past  performance  does not  guarantee
future   results.   Investment   return   will
fluctuate, and there can be no assurance a net asset value of $1.00 per share will be able to be maintained.

                         BULL & BEAR GOLD INVESTORS LTD.
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 1996
                                   (UNAUDITED)



  SHARES                                                      MARKET
                                                              VALUE
          BULLION (1.6%)
          Gold
           998.309 Troy Ounces                                 $   368,027
                                                               -----------
              TOTAL BULLION (COST: $380,455)                       368,027
                                                              ------------

          COMMON STOCKS AND WARRANTS (97.0%)
          NORTH AMERICA (77.1%)
  100,000 Banro Resource Corp. Special Warrants*                   291,715
   25,000 Barrick Gold Corp.                                       718,750
   75,000 Birim  oldfields Inc. Special Warrants* (1)               65,636
  200,000 Canyon Resources Corp.*                                  525,000
  140,000 Colossal Resources Corp.*                                840,000
  250,000 Cornucopia Resources Ltd.*                               176,900
  275,000 Dayton Mining Corp.*                                   1,839,063
  150,000 Eaglecrest Explorations Ltd.*                            200,265
   46,000 Eaglec est Explorations Ltd.* (1)                         39,918
  160,000 Eden Roc Mineral Corp.*                                  208,944
  100,000 Fairmile Gold Corp.*                                     164,150
  100,000 Fairmile Gold Corp. Units* (1)                           106,695
   45,000 Getchell Gold Corp.*                                   1,726,875
   50,000 Glenmore Highlands Inc.*                                 383,025
  200,000 Golden Bear Minerals Inc. Special Warrants* (1)          143,568
   57,500 Golden Cycle Gold Corp.* (2)                             632,500
   50,000 Golden Knight Resources Inc. Special Warrants*           240,760
   20,000 Golden Star Resources Ltd.*                              260,000
  400,000 Goldstake Explorations, Inc.*                            452,320
   85,000 Greenstone Resources Ltd.*                               998,750
  200,000 Holmer Gold Mines Ltd. Special Warrants* (1)             194,924
   50,000 Homestake Mining Co.                                     712,500
  100,000 Kenrich Mining Corp. Units*                               28,450
  150,000 Minorca Resources Inc.*                                  327,210
  150,000 Miramar Mining Corp.*                                    656,250
   30,000 Newmont Mining Corp.                                   1,342,500
2,000,000 Oxus Resources Corp. Units (1)                           195,000
  103,000 REA Gold Corp.*                                          135,188
  400,000 Rio Narcea Gold Mines Ltd.*                            1,123,520
   50,000 River Gold Mines Ltd.*                                   145,915
   50,000 Trillion Resources Ltd. Units*                           202,454
   11,000 Valerie Gold Resources Ltd. Special Warrants*             62,998
  200,200 Viceroy Resources Corp.*                                 890,970
  500,000 Vista Gold Corp.*                                        687,500
  100,000 West Africa Mining Exploration Corp. Inc.*               437,740
  200,000 Western Pacific Mining Exploration Inc. Units* (1)  $    500,874
                                                              ------------
                                                                17,658,827

          AUSTRALIA (4.1%)
  300,000 Emperor Mines Ltd.*                                      583,770
  250,000 Normandy Mining Ltd.                                     345,500
                                                              ------------
                                                                   929,270
          ISRAEL (1.1%)
  300,000 Glencar Explorations PLC*                                256,680
                                                              ------------

          MEXICO (1.9%)
  125,000 Industrias Penoles S.A.*                                 443,013
                                                              ------------

          SOUTH AFRICA (12.8%)
  751,664 Blyvooruitzicht Gold Mining Co. Ltd.*                    762,744
   75,000 Driefontein Consolidated Ltd. ADR                        750,000
   50,000 Free State Consolidated Gold Mines Ltd. ADR              359,375
  170,000 Vaal Reefs Exploration & Mining Co. Ltd. ADR           1,051,875
                                                              ------------
                                                                 2,923,994
          Total Common Stocks and Warrants (cost: $20,965,931)  22,211,784
                                                               -----------

Contracts OPTIONS (1.4%)
      250 Blyvooruiticht Gold Mining Co. Ltd. due 12/31/00*        176,778
      400 Normandy Mining Ltd., due 4/30/01                        133,442
                                                              ------------
          Total Options (cost: $338,410)                           310,220
          TOTAL INVESTMENTS (COST: $21,684,796)                $22,890,031
          (100.0%)


 *    Indicates non-income producing security.
 (1)  Restricted security (see note 4).
 (2)  Affiliated company.















See accomanying notes to financial statements

GOLD INVESTORS LTD.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996 (Unaudited)

ASSETS:
Investments at market value (cost: $21,684,796) (note 1)      $22,890,031
========================================================      ===========
Receivables:
============
Investment securities sold                                      1,555,745
==========================                                      =========
Fund shares sold                                                   28,073
================                                                   ======
Dividends                                                          11,813
=========                                                          ======
Other assets                                                        3,917
============                                                -------------
Total assets                                                   24,489,579
============                                                 ------------
LIABILITIES:
Payables:
Demand note payable to bank                                     1,646,441
===========================                                     =========
Investment securities purchased                                    68,773
===============================                                    ======
Fund shares redeemed                                               13,524
====================                                               ======
Accrued expenses                                                   55,243
================                                                   ======
Accrued management and distribution fees                           21,075
========================================                    -------------
Total liabilities                                               1,805,056
=================                                           -------------
NET ASSETS: (applicable to 2,196,512 outstanding shares:
500,000,000 shares of $.01                                    $22,684,523
par value authorized)
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($22,684,523 _ 2,196,512)                                          $10.33
                                                                   ======
At December 31, 1996, net assets consisted of:
Paid-in capital                                               $20,801,922
Undistributed net realized gain on investments                    976,137
Accumulated deficit in net investment income                    (298,481)
Net unrealized appreciation on investments and foreign          1,204,945
currencies                                                   -------------
                                                              $22,684,523








                       See   accompanying   notes   to   financial statements.


GOLD INVESTORS LTD.

STATEMENT OF OPERATIONS
Six Months Ended December 31, 1996 (Unaudited)

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $263)          $     90,816
==========================================          ============
  Interest
                                                           4,308
  Total investment income                                 95,124
EXPENSES:
  Distribution (note 3)                                  136,188
=======================                                  =======
  Investment management (note 3)                         125,467
================================                         =======
  Professional (note 3)                                   31,219
=======================                                   ======
  Interest (note 5)                                       18,905
===================                                       ======
  Printing                                                16,158
==========                                                ======
  Transfer agent                                          15,068
================                                          ======
  Custodian                                               14,604
===========                                               ======
  Shareholder administration (note 3)                     12,303
=====================================                     ======
  Registration (note 3)                                   11,755
=======================                                   ======
  Directors                                                6,028
===========                                                =====
  Other
=======
                                                           1,881
      Total expenses
                                                         389,576
      Net investment loss
                                                       (294,452)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN  CURRENCIES AND FUTURES:
Net realized loss from foreign currency and futures
transactions                                            (90,863)
==================================================

Net realized gain from security transactions            2,317,963
============================================            =========
Unrealized depreciation of investments and foreign
currencies during the                                  (4,610,090)
============================================          -------------
period
======
Net realized and unrealized loss on investments,
foreign currencies and                                   (2,382,990)
==========================================             -------------
futures
=======
Net decrease in net assets resulting from operations     $(2,677,442)
====================================================     ============













                  See    accompanying    notes    to financial statements.

GOLD INVESTORS LTD.

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended December 31, 1996 (Unaudited) and the Year Ended June 30, 1996


                                                                                                         JUNE 30,
                                                                             DECEMBER 31,                  1996
                                                                                  1996

OPERATIONS:
Net investment loss                                                         $    (294,452)           $    (489,524)
===================                                                         ==============           ==============
Net realized loss from foreign currency and futures transactions                  (90,863)                (583,523)
================================================================                  ========                =========
Net realized gain from security transactions                                     2,317,963                3,674,899
============================================                                     =========               ==========
Unrealized appreciation (depreciation) of investments and foreign
    currencies during the period                                               (4,610,090)                3,477,953
================================                                            --------------             ------------
Net increase (decrease) in net assets resulting from operations.............   (2,677,442)                6,079,805
===============================================================                ===========                =========
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gains ($2.27 and $1.61 per share,              (4,153,259)              (3,216,598)
=================================================================              ===========              ===========
respectively)
CAPITAL SHARE TRANSACTIONS:
Change in net assets resulting from capital share transactions (a)               2,026,230              (4,381,207)
==================================================================           -------------             ------------
Total decrease in net assets                                                   (4,804,471)              (1,518,000)
============================                                                   ===========              ===========
NET ASSETS:
Beginning of period                                                             27,488,994               29,006,994
===================                                                           ------------             ------------
End of period (including accumulated deficit in net investment income
=====================================================================
of             $298,481 and $4,030, respectively)                              $22,684,523              $27,488,994
=================================================                              ===========              ===========
--------------

(a)  Transactions in capital shares were as follows:



                                                        DECEMBER 31,                                     JUNE 30,
                                                         1996                                                1996
                                                         ------------------=                                 ----
                                                                Shares         Value               Shares               Value
Shares sold                                                          297,072        $4,260,185        4,753,718         $65,651,412
===========                                                          =======        ==========     ============         ===========
Shares issued in reinvestment of                                     375,803         3,855,738          244,202           2,950,243
================================                                     =======         =========          =======           =========
distributions
Shares redeemed                                                    (436,718)       (6,089,693)      (5,246,276)        (72,982,862)
===============                                                    ---------      ------------      -----------        ------------
Net increase (decrease)                                              236,157        $2,026,230                        $ (4,381,207)
=======================                                              =======        ==========             ====       =============
                                                                                                      (248,356)











                 See    accompanying    notes    to financial statements.


GOLD INVESTORS LTD.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

(1) The Fund is a Maryland Corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is long term capital appreciation. The Fund seeks to achieve its investment objective by investing in securities of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals and in gold, platinum and silver bullion as set forth in its prospectus. Income is the secondary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on the NMS, and bullion are valued at the mean between the last reported bid and asked prices. Foreign securities, currencies and gold, platinum and silver coins are valued in U.S. dollars. Securities and bullion for which quotations are not readily available and other assets are valued as determined in good faith by or under the direction of the Board of Directors. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based upon Federal income tax cost of $21,684,796, gross unrealized appreciation and gross unrealized depreciation were $4,481,972 and $3,276,737, respectively at December 31, 1996. Distributions paid to shareholders differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of utilization of capital loss carryforwards, wash sales, and capital gains distributions paid in the subsequent year.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at an annual rate of 1% on the first $10 million, 7/8 of 1% over $10 million up to $30 million, 3/4 of 1% over $30 million up to $150 million, 5/8 of 1% over $150 million up to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Pursuant to the Investment Management Agreement, the Investment Manager retains Lion Resource Management Limited (the "Subadviser") regarding portfolio investments. Pursuant to the Subadvisory agreement, the Subadviser advises and consults with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The Subadviser also provides the Investment Manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States and among equities, bullion and other types of investments, including recommendations of specific investments. The Investment Manager, not the Fund, pays the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and net assets. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's distributor. The Fund reimbursed the Investment Manager $5,348 for providing certain administrative and accounting services at cost for the six months ended December 31, 1996. During the six months ended December 31, 1996, the Fund paid $4,415 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager in commissions for brokerage services.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $12,303 for shareholder administration services which it provided to the Fund at cost for the six months ended December 31, 1996.




GOLD INVESTORS LTD.

(4) Purchases and proceeds of sales of securities other than short term notes and bullion aggregated $6,111,461 and $4,833,403, respectively, for the six months ended December 31, 1996. On December 31, 1996, the Fund held certain securities which are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Date of acquisition and cost of restricted securities are as follows:



                                                              Date of
   Shares                                                    Acquisition          Cost                    Value
   ------                                                    -----------         =----                   =-----
   75,000 Birim Goldfields Inc. Special Warrants             10/18/96                $   122,313            $     65,636
   ====== ======================================             ========                ===========            ============
   46,000 Eaglecrest Explorations Ltd.                       12/30/96                     68,913                  39,918
   ====== ============================                       ========                     ======                  ======
  100,000 Fairmile Gold Corp. Units                          3/21/96                     146,827                 106,695
  ======= =========================                          =======                     =======                 =======
  200,000 Golden Bear Minerals Inc. Special                  9/9/96                      233,075                 143,568
  ======= =================================                  ======                      =======                 =======
          Warrants
  200,000 Holmer Gold Mines Ltd. Special Warrants            11/19/96                    238,290                 194,924
  ======= =======================================            ========                    =======                 =======
2,000,000 Oxus Resources Corp. Units                         8/15/96                     300,000                 195,000
========= ==========================                         =======                     =======                 =======
  200,000 Western Pacific Mining Exploration Inc.            12/5/96                     294,551                 500,874
  ======= =======================================            =======                ------------            ------------
          Units
                                                                                      $1,403,969              $1,246,616
                                                                                      ==========              ==========



At December 31, 1996, the total value of restricted securities represent 5.50% of net assets.


(5) The Fund has a committed bank line of credit. At December 31, 1996, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.75 percentage points. For the six months ended December 31, 1996, the weighted average interest rate was 7.10% based on the balances outstanding during the year and the weighted average amount outstanding was $528,863. Included in interest expense is $492 for commitment fees related to this line of credit.




GOLD INVESTORS LTD.

               FINANCIAL HIGHLIGHTS

                                                           Six Months
                                                              Ended                           Years Ended June 30, 1996
                                                          December 31,
                                                              1996*
                                                                     1996         1995         1994              1993       1992
                                                                 ============ ------======= -----=======  ---------=====   -
PER SHARE DATA
Net asset value at beginning of period...........      $  14.02      $  13.13      $  15.71    $   16.98        $  11.62    $  12.49
======================================                 --------      --------      --------    ---------        --------    --------
Income from investment operations:
Net investment income (loss).....................         (.13)         (.22)            --        (.11)           (.03)       (.10)
============================                              =====         =====            ==        =====           =====       =====
Net realized and unrealized gain (loss)                  (1.29)          2.72        (1.13)       (1.05)            5.39       (.72)
=======================================              ----------    ----------   ===========  ----------=      ----------   =========
on investments...................................
    Total from investment operations.............        (1.42)          2.50        (1.13)       (1.16)            5.36       (.82)
====================================                 ----------    ----------   ===========  ----------=      ----------   =========
Less distributions:
Distributions from net investment income.........     --               --             --        --                             (.05)
========================================              =========  ==========   ============= =========       ==============    ======
                                                                                                         --
Distributions from net realized gains on                 (2.27)        (1.61)        (1.45)        (.11)                      --
========================================             ----------   ===========   ----------= -----------=   ====---------   -----
investments......................................                                                                 --
===========                                                                                                      --
  Total distributions............................        (2.27)        (1.61)        (1.45)        (.11)          --           (.05)
=====================                                ----------   ===========   ----------= -----------= -----------====   --------=
Net asset value at end of period.................       $ 10.33      $  14.02      $  13.13     $  15.71        $  16.98    $  11.62
================================                        =======      ========      ========     ========        ========    ========
TOTAL RETURN                                           (10.02)%        21.01%       (8.01)%      (6.92)%          46.13%     (6.57)%
                                                    ==========     =========   ==========   ==========        =========    =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's                      $22,685       $27,489       $29,007      $36,603         $47,489     $24,939
                                                        =======       =======       =======      =======         =======     =======
omitted)
Ratio of expenses to average net                        2.72%**         2.93%         2.82%        2.54%           3.01%       2.96%
                                                      =========      ==========    ==========   ==========      ==========    ======
assets (a)
Ratio of net investment income (loss) to              (2.02)%**       (1.49)%          .12%       (.65)%                      (.61)%
                                                      =====      ==========    ===========  ==========            ======   =======
average net assets...............................                                                                 (.27)%
                                                                                                                  ====
Portfolio turnover rate..........................    18%             61%          158%        129%                               97%
                                                      ==            =======     ==========  ==========            ========  ========
                                                                                                                   156%
                                                                                                                    ===
Average commission per share....................... $ .0221     $  .0202
                                                    =======     ========

(aRatios including interest expense were 2.86%**, 3.05%, 2.93%, 2.57%, 3.03% and
2.98% for the six months ending  December 31, 1996 and for the years ending June
30, 1996, 1995, 1994, 1993 and 1992, respectively.
  (bRatios including interest expense were (2.16)%**, (1.61)%, .01%, (.68)%, (.29)% and (.63)% for the six
months ending December 31, 1996 and for the years ending June 30, 1996, 1995, 1994, 1993 and 1992, respectively.
* Unaudited.
**Annualized.


GOLD INVESTORS LTD.

Gold investors

11 Hanover Square
New York, NY 10005
1-800-847-4200 1-212-363-1100 http://www.bull-and-bear.com Call toll-free for Fund performance, telephone purchases, exchanges among the Bull & Bear Funds, and to obtain information concerning your account.
1-800-847-4200
1-212-363-1100


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.





GOLD INVESTORS LTD.


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